Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.8353%



        Excess Protection Level
          3 Month Average   5.46%
          April, 1998   5.86%
          March, 1998   5.83%
          February, 1998   4.69%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.84%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,259,577,861.39